Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of National Property Analysts Master Limited Partnership (“NPAMLP”) on Form 10-K for the period ending December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert McKinney, President of Feldman International, Inc., the Equity General Partner of NPAMLP certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of NPAMLP.

National Property Analysts Master Limited Partnership
(Registrant)

Date:	March 27, 2009

By:	Feldman International Inc., its equity general partner

By:	/s/ Robert McKinney Name: Robert McKinney
Title: President